Exhibit 10.96

FORM OF LOCK-UP AGREEMENT

August 27, 2015

Re:	Unit Purchase Agreement, dated as of August 27, 2015 (the “Purchase Agreement”), between Protea Biosciences Group, Inc., a Delaware corporation (the “Company”) and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. Pursuant to Section 5.1.6 of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until the earlier of (a) the 90 day anniversary of the effective date of the registration statement to be filed in accordance with the terms of that certain registration rights agreement, dated on even date herewith between the Company and the Purchasers or (b) the 12 month anniversary of the final closing of the Offering (if through no fault of the undersigned such registration statement has not become effective), (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to, any shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”) or Common Stock Equivalents beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. Further, each executive officer and director of the Company that signs this Letter Agreement agrees not to sell or otherwise transfer any shares of Common Stock or Common Stock Equivalents until three months after the Company up-lists its common stock to a U.S. national senior stock exchange, such as, but not limited to, NASDAQ or NYSE MKT. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing Island Stock Transfer, the Company’s transfer agent (the “Transfer Agent”) from effecting any actions in violation of this Letter Agreement.

The foregoing shall not apply to (i) Common Stock to be transferred as a gift or gifts, by will or intestacy or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (provided that any donee or transferee thereof agrees in writing to be bound by the terms hereof); (ii) the sale of the Securities to be sold pursuant to an effective registration statement; (iii) distribution of Common Stock to partners, members, stockholders, other equity holders, or if the undersigned is a trust, trust beneficiaries, in each case, of the undersigned (provided that any transferee thereof agrees to be bound by the terms hereof); (iv) transfers of Common Stock to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned (provided that any transferee thereof agrees to be bound by the terms hereof); (v) establish a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of the Securities, provided that such plan does not provide for any transfers of any Securities during the Restriction Period and the entry into such plan is not publicly disclosed, including in any filing under the Exchange Act, during the Restriction Period; or (vi) transfers of shares of Common Stock to the Company (x) as forfeitures to satisfy tax withholding and remittance obligations of the undersigned in connection with the vesting or exercise of equity awards granted pursuant to the Company’s equity incentive plans, or (y) pursuant to a net exercise or cashless exercise by the undersigned of outstanding equity awards pursuant to the Company’s equity incentive plans; provided that, in each of clauses (i), (iii) and (iv), no filing by any party under the Exchange Act, or other public announcement shall be required or shall be voluntarily made before the expiration of the Restriction Period showing a decrease in the number of shares of Common Stock held by the undersigned and its affiliates in such filing.  In addition, no provision herein shall be deemed to restrict or prohibit the exercise or exchange by the undersigned of any option or warrant to acquire shares of Common Stock, or any other security exchangeable or exercisable for, or convertible into, Common Stock; provided that the undersigned does not transfer the Common Stock acquired on such exercise or exchange during the Restriction Period, unless otherwise permitted pursuant to the terms of this Letter Agreement.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and that each Purchaser (which shall be a third party beneficiary of this Letter Agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, each Purchaser and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and each Purchaser and that each Purchaser is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement and that this Letter Agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This Letter Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned hereby consents to the placing of legends or the entry of stop transfer instructions with the Transfer Agent against the transfer of the Securities, except in compliance with this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

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This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company

Address for Notice:

Number of shares of Common Stock

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

Protea Biosciences Group, Inc.

By:

Name: Stephen Turner

Title: Chief Executive Officer